CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated November 3, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A 33-30703) of General California Municipal Bond Fund, Inc.


                                               ERNST & YOUNG LLP SIGNATURE LOGO

                                               ERNST & YOUNG LLP


New York, New York
January 26, 2000